EXHIBIT 99.1

Fourth Quarter 2005 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s January 31, 2006 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2004. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s January 31, 2006 conference call might not occur.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Boeing Lease Summary	19
Acquisitions	20
Dispositions	21

Development
Stabilized Development and Redevelopment Projects	22
In-Process and Committed Development Projects	23
Future Development Pipeline	24

Debt and Capitalization Data
Capital Structure	25
Debt Analysis	26-27

Non-GAAP Supplemental Measures	28-32

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of December 31, 2005, the Company’s stabilized portfolio consisted of 86 office buildings and 47 industrial buildings, which encompassed an aggregate of 7.9 million and 4.6 million square feet, respectively, and was 95.0% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego Development
	Justin W. Smart	Sr. VP Los Angeles Development

Equity Research Coverage

A.G. Edwards & Sons, Inc.		KeyBanc Capital Markets
David AuBuchon	(314) 955-5452	Richard C. Moore II	(216) 443-2815

Bank of America Securities		Merrill Lynch & Co., Inc.
Ross Nussbaum	(212) 847-5668	Steve Sakwa	(212) 449-0335

Deutsche Bank Securities, Inc.		Prudential Securities
Lou Taylor	(212) 250-4912	Jim Sullivan	(212) 778-2515

Friedman, Billings, Ramsey & Co., Inc.		RBC Capital Markets
Wilkes Graham	(703) 312-9737	Jay Leupp	(415) 633-8588

Green Street Advisors
Jim Sullivan	(949) 640-8780

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	12/31/2005		9/30/2005		6/30/2005		3/31/2005		12/31/2004
INCOME ITEMS (Including Discontinued Operations):
Revenues	$61,147		$60,369		$60,590		$60,858		$58,506
Net Straight Line Rent (1)	1,870		1,599		2,554		3,767		2,865
Lease Termination Fees	44		149		327		108		772
Net Operating Income (2), (3)	47,814		45,592		45,283		45,154		44,011
Capitalized Interest and Loan Fees	2,069		2,583		2,194		2,034		2,006
Net (Loss) Income Available for Common Shareholders	(1,648)		14,071		(1,636)		13,425		3,326
EBITDA (3), (4)	22,962		27,713		28,329		39,729		31,644
Funds From Operations (3), (5), (6)	8,506		14,150		14,695		26,250		19,069
Funds Available for Distribution (3), (5), (6), (7)	(629)		9,788		8,833		17,030		6,474
Net (Loss) Income per common share – diluted	$(0.06)		$0.49		$(0.06)		$0.47		$0.12
Funds From Operations per common share – diluted	$0.26		$0.43		$0.45		$0.81		$0.59
Dividend per share	$0.510		$0.510		$0.510		$0.510		$0.495

RATIOS (Including Discontinued Operations):
Operating Margins	78.2%		75.5%		74.7%		74.2%		75.2%
Interest Coverage Ratio (8)	2.2	x	2.9	x	2.9	x	4.2	x	3.5	x
Fixed Charge Coverage Ratio (9)	1.6	x	2.1	x	2.1	x	3.0	x	2.6	x
FFO Payout Ratio (10)	195.7%		117.6%		113.2%		63.4%		84.5%
FAD Payout Ratio (11)	N/A		170.1%		188.3%		97.7%		248.9%

	12/31/2005		9/30/2005		6/30/2005		3/31/2005		12/31/2004
ASSETS:
Real Estate Held for Investment before Depreciation	$1,953,971		$1,910,834		$1,878,170		$1,843,836		$1,863,230
Total Assets	1,674,474		1,644,664		1,615,543		1,589,739		1,609,024

CAPITALIZATION:
Total Debt	$842,282		$830,727		$818,417		$783,563		$801,441
Total Preferred Equity (12)	201,500		201,500		201,500		201,500		201,500
Total Market Equity Value (12)	2,020,429		1,828,831		1,548,973		1,334,255		1,390,989
Total Market Capitalization (12)	3,064,211		2,861,059		2,568,890		2,319,318		2,393,930
Total Debt / Total Market Capitalization	27.4%		29.1%		31.9%		33.8%		33.5%
Total Debt and Preferred / Total Market Capitalization	34.0%		36.1%		39.7%		42.4%		41.9%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.
(2)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes other non-property income and expenses, depreciation and amortization, and corporate general and administrative expenses.
(3)	Please refer to pages 28 and 29 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.
(4)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 31 for a reconciliation of GAAP net income to EBITDA before minority interests.
(5)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.
(6)	Reported amounts are attributable to common shareholders and unitholders.
(7)	Please refer to page 32 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(8)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.
(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.
(10)	Calculated as current-quarter dividends accrued to common shareholders and common unitholders divided by Funds From Operations.
(11)	Calculated as current-quarter dividends accrued to common shareholders and common unitholders divided by Funds Available for Distribution.
(12)	See “Capital Structure” on page 25.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
High Price	$63.71	$56.03	$48.37	$43.30	$43.85
Low Price	$51.74	$47.29	$40.66	$38.95	$38.42
Closing Price	$61.90	$56.03	$47.49	$40.91	$42.75
Dividend per share - annualized	$2.04	$2.04	$2.04	$2.04	$1.98

Closing common shares (in 000’s) (1)	28,971	28,923	28,900	28,895	28,549
Closing partnership units (in 000’s) (1)	3,670	3,717	3,717	3,720	3,989

	32,641	32,640	32,617	32,615	32,538

(1)	As of the end of the period.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
ASSETS:
Land and improvements	$321,988	$319,784	$296,412	$295,409	$304,033
Buildings and improvements	1,494,958	1,456,253	1,450,940	1,447,696	1,465,285
Undeveloped land and construction in progress	137,025	134,797	130,818	100,731	93,912

Total real estate held for investment	1,953,971	1,910,834	1,878,170	1,843,836	1,863,230
Accumulated depreciation and amortization	(416,597)	(403,871)	(390,491)	(380,832)	(372,656)

Investment in real estate, net	1,537,374	1,506,963	1,487,679	1,463,004	1,490,574
Property held for sale, net (1)	—	—	3,693	—	—

Total real estate assets, net	1,537,374	1,506,963	1,491,372	1,463,004	1,490,574

Cash and cash equivalents	3,881	8,705	7,706	11,040	4,853
Restricted cash	703	1,565	728	2	332
Current receivables, net	5,759	3,694	3,624	3,177	4,843
Deferred rent receivables, net	55,048	53,168	51,568	49,015	46,816
Note receivable (1)	11,213	11,241	—	—	—
Deferred leasing costs and other related intangibles, net	50,074	48,103	48,575	49,067	50,711
Deferred financing costs, net	5,256	5,552	5,724	6,102	5,849
Prepaid expenses and other assets	5,166	5,673	6,246	8,332	5,046

TOTAL ASSETS	1,674,474	1,644,664	1,615,543	1,589,739	1,609,024

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$473,282	$487,727	$490,417	$486,563	$490,441
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	225,000	199,000	184,000	153,000	167,000
Accounts payable, accrued expenses and other liabilities	134,558	96,547	81,689	71,874	73,005
Accrued distributions	17,856	17,856	17,844	17,844	16,923
Rents received in advance, tenant security deposits and deferred revenue	36,410	38,070	36,572	37,507	37,979

Total liabilities	1,031,106	983,200	954,522	910,788	929,348

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred unitholders	73,638	73,638	73,638	73,638	73,638
Common unitholders of the Operating Partnership	50,462	53,152	53,148	55,243	59,491

Total minority interests	124,100	126,790	126,786	128,881	133,129

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	289	289	289	290	286
Additional paid-in capital	523,609	523,027	522,547	522,494	515,518
Deferred compensation	(1,998)	(2,430)	(3,069)	(3,558)	(1,412)
Distributions in excess of earnings	(124,214)	(107,794)	(107,114)	(90,738)	(89,427)

Total stockholders’ equity	519,268	534,674	534,235	550,070	546,547

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,674,474	$1,644,664	$1,615,543	$1,589,739	$1,609,024

(1)	The Company classified its industrial property located at 2260 E. El Segundo Blvd., El Segundo, CA as held for sale as of June 30, 2005 for financial reporting purposes in accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The Company sold the property on July 22, 2005. As partial consideration for the sale, the Company received an $11.25 million note from the buyer that bears interest at an annual rate of 7.0% and matures July 31, 2012.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Change	2005	2004	% Change
REVENUES:
Rental income	$55,646	$50,363	10.5%	$217,749	$195,760	11.2%
Tenant reimbursements	5,268	6,053	(13.0)%	23,073	21,149	9.1%
Other property income	83	811	(89.8)%	893	1,202	(25.7)%

Total revenues	60,997	57,227	6.6%	241,715	218,111	10.8%

EXPENSES:
Property expenses	9,785	8,759	11.7%	39,997	33,865	18.1%
Real estate taxes	4,496	4,082	10.1%	17,444	16,295	7.1%
Provision for bad debts	(1,444)	798	(281.0)%	(648)	886	(173.1)%
Ground leases	421	405	4.0%	1,679	1,401	19.8%
General and administrative expenses	25,242	11,679	116.1%	66,456	34,021	95.3%
Interest expense	10,452	8,975	16.5%	39,153	33,994	15.2%
Depreciation and amortization	17,739	15,137	17.2%	67,352	58,551	15.0%

Total expenses	66,691	49,835	33.8%	231,433	179,013	29.3%

OTHER INCOME AND EXPENSE:
Interest and other income	270	59	357.6%	604	521	15.9%
Net settlement receipts (payments) on interest rate swaps	221	(503)	(143.9)%	364	(2,893)	(112.6)%
(Loss) gain on derivative instruments	(101)	956	(110.6)%	378	3,099	(87.8)%

Total other income and expense	390	512	(23.8)%	1,346	727	85.1%

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	(5,304)	7,904	(167.1)%	11,628	39,825	(70.8)%

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(2,183)	(36.0)%	(5,588)	(9,579)	(41.7)%
Original issuance costs of redeemed preferred units	—	(1,200)	(100.0)%	—	(1,200)	(100.0)%
Minority interest in loss (earnings) of Operating Partnership attributable to continuing operations	1,051	(398)	(364.1)%	411	(3,202)	(112.8)%

Total minority interests	(346)	(3,781)	(90.8)%	(5,177)	(13,981)	(63.0)%

(LOSS) INCOME FROM CONTINUING OPERATIONS	(5,650)	4,123	(237.0)%	6,451	25,844	(75.0)%

DISCONTINUED OPERATIONS:
Revenues from discontinued operations	150	1,277	(88.3)%	1,255	7,564	(83.4)%
Expenses from discontinued operations	(84)	(828)	(89.9)%	(1,091)	(4,184)	(73.9)%
Net gain on disposition of discontinued operations	7,155	—	100.0%	30,764	6,148	400.4%
Impairment loss on property held for sale	—	—	0.0%	—	(726)	(100.0)%
Minority interest attributable to discontinued operations	(817)	(48)	1602.1%	(3,560)	(1,105)	222.2%

Total income from discontinued operations	6,404	401	1497.0%	27,368	7,697	255.6%

NET INCOME	754	4,524	(83.3)%	33,819	33,541	0.8%
PREFERRED DIVIDENDS	(2,402)	(1,198)	100.5%	(9,608)	(3,553)	170.4%

NET (LOSS) INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$(1,648)	$3,326	(149.5)%	$24,211	$29,988	(19.3)%

Weighted average shares outstanding - basic	28,785	28,368	1.5%	28,711	28,244	1.7%
Weighted average shares outstanding - diluted	28,972	28,581	1.4%	28,873	28,422	1.6%
NET INCOME PER COMMON SHARE:
Net (loss) income per common share - basic	$(0.06)	$0.12	(150.0)%	$0.84	$1.06	(20.8)%

Net (loss) income per common share - diluted	$(0.06)	$0.12	(150.0)%	$0.84	$1.06	(20.8)%

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Change	2005	2004	% Change
FUNDS FROM OPERATIONS: (1)
Net (loss) income available for common stockholders	$(1,648)	$3,326	(149.5)%	$24,211	$29,988	(19.3)%
Adjustments:
Minority interest in (loss) earnings of Operating Partnership	(234)	446	(152.5)%	3,149	4,307	(26.9)%
Depreciation and amortization of real estate assets	17,543	15,297	14.7%	67,007	59,496	12.6%
Net gain on dispositions of discontinued operations	(7,155)	—	(100.0)%	(30,764)	(6,148)	400.4%

Funds From Operations (2)	$8,506	$19,069	(55.4)%	$63,603	$87,643	(27.4)%

Weighted average common shares/units outstanding - basic	32,485	32,358	0.4%	32,460	32,317	0.4%
Weighted average common shares/units outstanding - diluted	32,672	32,572	0.3%	32,622	32,495	0.4%
FFO per common share/unit - basic	$0.26	$0.59	(55.9)%	$1.96	$2.71	(27.7)%

FFO per common share/unit - diluted	$0.26	$0.59	(55.9)%	$1.95	$2.70	(27.8)%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$8,506	$19,069	(55.4)%	$63,603	$87,643	(27.4)%
Adjustments:
Amortization of deferred financing costs	199	451	(55.9)%	1,233	1,915	(35.6)%
Original issuance costs of redeemed preferred units	—	1,200	(100.0)%	—	1,200	(100.0)%
Non-cash amortization of restricted stock grants	874	819	6.7%	3,496	3,345	4.5%
Loss (gain) on derivative instruments (3)	101	(956)	(110.6)%	(379)	(3,099)	(87.8)%
Reversal of specific provision for bad debts (4)	(1,349)	—	100.0%	(1,349)	—	100.0%
Revenue recorded for reimbursement of tenant improvements (5)	(636)	(479)	32.8%	(2,238)	(1,898)	17.9%
Amortization of below market rents (6)	(308)	(14)	2100.0%	(1,223)	(32)	3721.9%
Impairment loss on property held for sale	—	—	0.0%	—	726	(100.0)%
Tenant improvements, leasing commissions and recurring capital expenditures	(6,146)	(10,751)	(42.8)%	(18,330)	(24,439)	(25.0)%
Net effect of straight-line rents (7)	(1,870)	(2,865)	(34.7)%	(9,800)	(10,552)	(7.1)%

Funds Available for Distribution (2)	$(629)	$6,474	(68.0)%	$35,013	$54,809	(36.1)%

(1)	See page 29 for Management Statements on Funds From Operations and Funds Available for Distribution.
(2)	Reported amounts are attributable to common shareholders and unitholders.
(3)	Represents the non-cash gain / loss on derivatives as a result of marking such instruments to market at the end of each period.
(4)	Represents the non-cash reversal of a specific reserve of approximately $1.3 million for the provision for bad debts related to the annual lease termination payments due from Peregrine Systems, Inc. Peregrine Systems, Inc. was acquired by Hewlett-Packard Company in the fourth quarter of 2005. This amount was previously reserved for financial reporting purposes.
(5)	Represents the revenue recognized during the period for tenant improvements reimbursed by the tenant.
(6)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.
(7)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Change	2005	2004	% Change
Total Same Store Portfolio
Number of properties	123	123		123	123
Square Feet	11,171,508	11,171,508		11,171,508	11,171,508
Percent of Stabilized Portfolio	89.1%	91.1%		89.1%	91.1%
Average Occupancy	95.5%	95.0%		94.9%	93.0%
Operating Revenues:
Rental income	$48,230	$46,614	3.5%	$191,095	$183,477	4.2%
Tenant reimbursements	4,867	5,589	(12.9)%	21,487	20,551	4.6%
Other income	81	807	(90.0)%	878	1,174	(25.2)%

Total operating revenues	53,178	53,010	0.3%	213,460	205,202	4.0%

Operating Expenses:
Property expenses	8,883	8,197	8.4%	36,391	32,196	13.0%
Real estate taxes	3,784	3,885	(2.6)%	15,181	15,392	(1.4)%
Provision for bad debts	(1,562)	707	(320.9)%	(1,284)	632	(303.2)%
Ground leases	421	406	3.7%	1,679	1,401	19.8%

Total operating expenses	11,526	13,195	(12.6)%	51,967	49,621	4.7%

GAAP Net Operating Income	$41,652	$39,815	4.6%	$161,493	$155,581	3.8%

Same Store Analysis (GAAP Basis) Excluding Non-Recurring Items

	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Change	2005	2004	% Change
Same Store GAAP Net Operating Income	$41,652	$39,815	4.6%	$161,493	$155,581	3.8%
Lease termination fees	(44)	(772)	(94.3)%	(628)	(1,459)	(57.0)%
Provision for bad debts (2)	(1,323)	26	(5188.5)%	(2,007)	(657)	205.5%

Same Store GAAP Net Operating Income excluding impact of net lease termination fee	$40,285	$39,069	3.1%	$158,858	$153,465	3.5%

Same Store Analysis (Cash Basis)

	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Change	2005	2004	% Change
Total operating revenues	$52,434	$50,635	3.6%	$207,781	$195,981	6.0%
Total operating expenses	11,526	13,195	(12.6)%	51,967	49,621	4.7%

Cash Net Operating Income	$40,908	$37,440	9.3%	$155,814	$146,360	6.5%

(1)	Same store defined as all stabilized properties owned at January 1, 2004 and still owned and in the stabilized portfolio at December 31, 2005.
(2)	In December 2005, the Company reversed the reserve of approximately $1.3 million for the provision for bad debts related to the remaining future annual lease termination payments due from Peregrine Systems, Inc. (“Peregrine”). Peregrine was acquired by Hewlett-Packard in December 2005. The future annual lease termination payments had previously been 100% reserved through the provision for bad debts. The year to date adjustment reflected on this line for 2005 and 2004 incorporates the reduction to the provision for bad debts when cash was received from Peregrine Systems for the two previous annual installments received in August 2005 and August 2004, respectively.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI (2)	Sq. Ft.		12/31/2005	9/30/2005	12/31/2004
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	26	30.9%	24.4%	3,061,167	90.6%	87.7%	91.1%
Orange County	6	1.7%	2.4%	304,961	86.3%	86.8%	97.4%
San Diego	46	45.2%	29.5%	3,703,064	94.4%	92.1%	97.1%
Other	8	5.3%	7.0%	878,960	92.9%	93.0%	89.7%

Subtotal	86	83.1%	63.3%	7,948,152	92.5%	90.3%	94.0%

Industrial:
Los Angeles	2	1.4%	1.6%	198,415	100.0%	72.2%	53.0%
Orange County	43	14.9%	31.4%	3,921,536	99.1%	98.3%	99.4%
San Diego	1	—	2.4%	303,000	100.0%	100.0%	—
Other	1	0.6%	1.3%	164,540	100.0%	100.0%	100.0%

Subtotal	47	16.9%	36.7%	4,587,491	99.3%	96.9%	95.5%

OCCUPANCY BY REGION:
Los Angeles	28	32.3%	26.0%	3,259,582	91.2%	86.4%	86.5%
Orange County	49	16.6%	33.8%	4,226,497	98.2%	97.5%	99.2%
San Diego	47	45.2%	31.9%	4,006,064	94.9%	92.7%	97.1%
Other	9	5.9%	8.3%	1,043,500	94.0%	94.1%	92.3%

TOTAL STABILIZED PORTFOLIO	133	100.0%	100.0%	12,535,643	95.0%	92.8%	94.6%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	91.4%	98.4%	94.0%
Year-to-Date	92.7%	96.6%	94.2%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.
(2)	Percentage of year-to-date Net Operating Income.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:

Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	95.8%
26541 Agoura Road	Calabasas	1	90,366	100.0%
181/185 S. Douglas Street	El Segundo	1	61,545	96.5%
Kilroy Airport Center, El Segundo	El Segundo	3	699,192	100.0%
909 Sepulveda Blvd.	El Segundo	1	241,607	22.4%
999 Sepulveda Blvd.	El Segundo	1	127,901	89.5%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	92.9%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	92.0%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	100.0%
501 Santa Monica Blvd.	Santa Monica	1	70,280	98.5%

Total Los Angeles Office		26	3,061,167	90.6%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	74.2%
8101 Kaiser Blvd.	Anaheim	1	60,177	94.3%
Kilroy Center-Brea	Brea	2	106,791	100.0%
9451 Toledo Way	Irvine	1	27,200	0.0%
111 Pacifica	Irvine Spectrum	1	67,530	100.0%

Total Orange County Office		6	304,961	86.3%

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:

San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15435 / 15445 Innovation Drive	I-15 Corridor	2	103,000	100.0%
15231 Ave of Science	I-15 Corridor	1	65,867	100.0%
15253 Ave of Science	I-15 Corridor	1	37,405	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	95.9%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	11.6%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	66.6%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,907	72.9%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		46	3,703,064	94.4%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	90.0%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	100.0%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	88.5%

Total Other Office		8	878,960	92.9%

Total Office		86	7,948,152	92.5%

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		2	198,415	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,145	100.0%
La Palma Business Center	Anaheim	2	145,481	76.4%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		43	3,921,536	99.1%

San Diego, California
10850 Via Frontera	I-15 Corridor	1	303,000	100.0%

Total San Diego Industrial		1	303,000	100.0%

Other
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		1	164,540	100.0%

Total Industrial		47	4,587,491	99.3%

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Leasing Activity

	Quarter-to-Date
	1st & 2nd Generation					2nd Generation				Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	20	8	205,955	35,936	$24.15	$0.13	26.6%	6.9%	26.9%	92
Industrial	1	4	41,225	301,556	2.92	0.06	18.2%	7.7%	97.0%	65

Total	21	12	247,180	337,492	$9.40	$0.10	23.1%	7.5%	75.9%	76

	Year-to-Date
	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	68	30	509,863	196,185	$22.74	$0.39	10.6%	(2.0)%	34.0%	79
Industrial	4	12	155,225	610,504	3.77	0.27	14.2%	2.5%	76.1%	72

Total	72	42	665,088	806,689	$11.22	$0.34	12.0%	(0.3)%	57.8%	75

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.
(2)	Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.
(3)	Calculated over entire stabilized portfolio.
(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.
(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.
(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
	Q1 2005	Q2 2005	Q3 2005	Q4 2005(2)	Total 2005
Capital Improvements	$—	$—	$—	$—	$—
Tenant Improvements & Leasing Commissions (1)	277	72	271	11,139	11,759

Total	$277	$72	$271	$11,139	$11,759

Recurring Capital Expenditures:
	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Total 2005
Capital Improvements
Office	$1,152	$515	$314	$1,110	$3,091
Industrial	106	501	373	283	1,263

	1,258	1,016	687	1,393	4,354
Tenant Improvements & Leasing Commissions (1)
Office	2,507	2,511	2,114	3,750	10,882
Industrial	1,410	538	143	1,003	3,094

	3,917	3,049	2,257	4,753	13,976
Total
Office	3,659	3,026	2,428	4,860	13,973
Industrial	1,516	1,039	516	1,286	4,357

	$5,175	$4,065	$2,944	$6,146	$18,330

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown. Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.
(2)	Includes $10.3 million in tenant improvements and leasing commissions committed under a lease at 10421 Pacific Center Court for the conversion from office and lab space to manufacturing space.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2006	51	444,489	6.1%	$10,228	$23.01
2007	69	1,204,326	16.4%	23,154	19.23
2008	55	704,284	9.6%	12,515	17.77
2009	73	1,233,550	16.8%	29,188	23.66
2010	62	875,681	12.0%	23,659	27.02
2011	24	433,622	5.9%	7,534	17.37
2012	12	527,167	7.2%	15,835	30.04
2013	6	198,412	2.7%	5,683	28.64
2014	9	299,118	4.1%	7,889	26.37
2015 and beyond	28	1,402,072	19.2%	50,618	36.10

Subtotal	389	7,322,721	100.0%	$186,303	$25.44

INDUSTRIAL:
2006	10	547,089	12.0%	$3,918	$7.16
2007	17	738,909	16.2%	5,043	6.82
2008	12	921,607	20.2%	6,518	7.07
2009	13	764,237	16.8%	4,850	6.35
2010	7	418,941	9.2%	3,944	9.41
2011	5	451,352	9.9%	3,321	7.36
2012	3	184,659	4.1%	1,062	5.75
2013	—	—	—	—	—
2014	—	—	—	—	—
2015 and beyond	5	526,357	11.6%	4,560	8.66

Subtotal	72	4,553,151	100.0%	$33,216	$7.30

TOTAL PORTFOLIO:
2006	61	991,578	8.3%	$14,146	$14.27
2007	86	1,943,235	16.4%	28,197	14.51
2008	67	1,625,891	13.7%	19,033	11.71
2009	86	1,997,787	16.8%	34,038	17.04
2010	69	1,294,622	10.9%	27,603	21.32
2011	29	884,974	7.5%	10,855	12.27
2012	15	711,826	6.0%	16,897	23.74
2013	6	198,412	1.7%	5,683	28.64
2014	9	299,118	2.5%	7,889	26.37
2015 and beyond	33	1,928,429	16.2%	55,178	28.61

Total	461	11,875,872	100.0%	$219,519	$18.48

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2005.
(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2006	33	303,435	11.0%	$7,949	$26.20	8	44,410	17.1%	$930	$20.94
2007	34	444,309	16.1%	9,439	21.24	8	19,045	7.4%	412	21.63
2008	26	133,081	4.8%	3,320	24.95	11	80,591	31.1%	1,233	15.30
2009	37	595,996	21.6%	14,872	24.95	8	80,434	31.1%	1,879	23.36
2010	37	427,059	15.5%	11,636	27.25	3	7,782	3.0%	187	24.03
2011	13	139,740	5.1%	3,699	26.47	2	6,702	2.6%	139	20.74
2012	6	313,304	11.4%	8,780	28.02	1	19,982	7.7%	480	24.02
2013	4	83,632	3.0%	1,916	22.91	—	—	—	—	—
2014	6	118,037	4.3%	3,268	27.69	—	—	—	—	—
2015 and beyond	5	194,663	7.2%	6,503	33.41	—	—	—	—	—

Subtotal	201	2,753,256	100.0%	$71,382	$25.93	41	258,946	100.0%	$5,260	$20.31

INDUSTRIAL:
2006	—	—	—	—	—	9	244,089	6.3%	$2,478	$10.15
2007	—	—	—	—	—	17	738,909	19.0%	5,043	6.82
2008	—	—	—	—	—	12	921,607	23.7%	6,518	7.07
2009	1	6,362	3.2%	$101	$15.88	12	757,875	19.5%	4,749	6.27
2010	1	192,053	96.8%	2,374	12.36	6	226,888	5.8%	1,570	6.92
2011	—	—	—	—	—	4	286,812	7.4%	2,137	7.45
2012	—	—	—	—	—	3	184,659	4.8%	1,062	5.75
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015 and beyond	—	—	—	—	—	5	526,357	13.5%	4,560	8.66

Subtotal	2	198,415	100.0%	$2,475	$12.47	68	3,887,196	100.0%	$28,117	$7.23

TOTAL PORTFOLIO:
2006	33	303,435	10.3%	$7,949	$26.20	17	288,499	7.0%	$3,408	$11.81
2007	34	444,309	15.1%	9,439	21.24	25	757,954	18.3%	5,455	7.20
2008	26	133,081	4.5%	3,320	24.95	23	1,002,198	24.2%	7,751	7.73
2009	38	602,358	20.4%	14,973	24.86	20	838,309	20.2%	6,628	7.91
2010	38	619,112	21.0%	14,010	22.63	9	234,670	5.7%	1,757	7.49
2011	13	139,740	4.7%	3,699	26.47	6	293,514	7.1%	2,276	7.75
2012	6	313,304	10.6%	8,780	28.02	4	204,641	4.9%	1,542	7.54
2013	4	83,632	2.8%	1,916	22.91	—	—	—	—	—
2014	6	118,037	4.0%	3,268	27.69	—	—	—	—	—
2015 and beyond	5	194,663	6.6%	6,503	33.41	5	526,357	12.6%	4,560	8.66

Total	203	2,951,671	100.0%	$73,857	$25.02	109	4,146,142	100.0%	$33,377	$8.05

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2005.
(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2006	3	65,599	1.9%	$792	$12.07	7	31,045	3.8%	$557	$17.94
2007	14	618,460	17.7%	10,905	17.63	13	122,512	15.1%	2,398	19.57
2008	8	244,849	7.0%	5,228	21.35	10	245,763	30.2%	2,734	11.12
2009	16	490,988	14.0%	11,010	22.42	12	66,132	8.1%	1,427	21.58
2010	13	358,054	10.2%	9,906	27.67	9	82,786	10.2%	1,930	23.31
2011	2	72,139	2.1%	1,060	14.69	7	215,041	26.4%	2,636	12.26
2012	5	193,881	5.5%	6,575	33.91	—	—	—	—	—
2013	2	114,780	3.3%	3,767	32.82	—	—	—	—	—
2014	3	181,081	5.2%	4,621	25.52	—	—	—	—	—
2015 and beyond	19	1,157,469	33.1%	43,171	37.30	4	49,940	6.2%	944	18.90

Subtotal	85	3,497,300	100.0%	$97,035	$27.75	62	813,219	100.0%	$12,626	$15.53

INDUSTRIAL:
2006	1	303,000	100.0%	$1,440	$4.75	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	164,540	100.0%	$1,184	$7.20
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	1	303,000	100.0%	$1,440	$4.75	1	164,540	100.0%	$1,184	$7.20

TOTAL PORTFOLIO:
2006	4	368,599	9.7%	$2,232	$6.06	7	31,045	3.2%	$557	$17.94
2007	14	618,460	16.3%	10,905	17.63	13	122,512	12.5%	2,398	19.57
2008	8	244,849	6.4%	5,228	21.35	10	245,763	25.1%	2,734	11.12
2009	16	490,988	12.9%	11,010	22.42	12	66,132	6.8%	1,427	21.58
2010	13	358,054	9.4%	9,906	27.67	9	82,786	8.5%	1,930	23.31
2011	2	72,139	1.9%	1,060	14.69	8	379,581	38.8%	3,820	10.06
2012	5	193,881	5.1%	6,575	33.91	—	—	—	—	—
2013	2	114,780	3.0%	3,767	32.82	—	—	—	—	—
2014	3	181,081	4.8%	4,621	25.52	—	—	—	—	—
2015 and beyond	19	1,157,469	30.5%	43,171	37.30	4	49,940	5.1%	944	18.90

Total	86	3,800,300	100.0%	$98,475	$25.91	63	977,759	100.0%	$13,810	$14.12

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2005.
(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Quarterly Lease Expirations for 2006

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet (1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft. (3)
OFFICE:

Q1 2006	10	80,504	1.1%	$2,105	$26.15
Q2 2006	11	147,258	2.0%	3,067	20.83
Q3 2006	15	72,679	1.0%	2,230	30.68
Q4 2006	15	144,048	2.0%	2,826	19.62

Subtotal 2006	51	444,489	6.1%	$10,228	$23.01

INDUSTRIAL:

Q1 2006	2	19,700	0.4%	$147	$7.46
Q2 2006	1	12,000	0.3%	98	8.17
Q3 2006	3	29,931	0.7%	254	8.49
Q4 2006	4	485,458	10.6%	3,419	7.04

Subtotal 2006	10	547,089	12.0%	$3,918	$7.16

TOTAL PORTFOLIO:

Q1 2006	12	100,204	0.8%	$2,252	$22.47
Q2 2006	12	159,258	1.3%	3,165	19.87
Q3 2006	18	102,610	0.9%	2,484	24.21
Q4 2006	19	629,506	5.3%	6,245	9.92

Total 2006	61	991,578	8.3%	$14,146	$14.27

(1)	Represents leases expiring during 2006 for which renewals have not been executed.
(2)	Excludes space leased under month-to-month leases and vacant space at December 31, 2005.
(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$10,747	776,957	4.9%	6.2%
AMN Healthcare	8,179	175,672	3.7%	1.4%
DirecTV, Inc.	6,251	207,166	2.9%	1.7%
Fish & Richardson	6,000	139,538	2.7%	1.1%
Diversa Corporation	5,092	136,908	2.3%	1.1%
Intuit, Inc.	5,023	264,226	2.3%	2.1%
Hewlett-Packard Company	4,318	104,450	2.0%	0.8%
Epson America, Inc.	4,177	162,852	1.9%	1.3%
Fair Isaac & Company	3,985	129,752	1.8%	1.0%
Avnet, Inc.	3,742	114,780	1.7%	0.9%

Total Office Properties	$57,514	2,212,301	26.2%	17.6%

Industrial Properties:
Celestica California, Inc.	$2,522	303,533	1.2%	2.4%
Qwest Communications Corporation	2,445	244,800	1.1%	2.0%
Mattel, Inc.	2,381	192,053	1.1%	1.5%
Packard Hughes Interconnect	1,797	157,458	0.8%	1.3%
NBTY Manufacturing, LLC	1,498	286,139	0.7%	2.3%
Kraft Foods, Inc.	1,188	164,540	0.5%	1.3%
Extron Electronics	1,130	157,730	0.5%	1.3%
Targus, Inc.	1,059	200,646	0.5%	1.6%
United Plastics Group, Inc.	1,031	144,000	0.5%	1.1%
Ricoh Electronics	817	100,000	0.4%	0.8%

Total Industrial Properties	$15,868	1,950,899	7.3%	15.6%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Boeing Lease Summary

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues (1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	286,151	$5,494	July 31, 2007
1231 N. Miller Street, Anaheim	113,242	693	March 31, 2009
2240 E. Imperial Highway, El Segundo	100,978	1,835	April 30, 2006
1145 N. Ocean Blvd., Anaheim	65,447	493	October 31, 2010

	565,818	8,515

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle	211,139	2,232	December 31, 2007

Total	776,957	$10,747

(1)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

2005 Acquisitions

($ in thousands)

PROPERTY ACQUISITIONS:

Property	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
603 Valencia	Brea, CA	Office	May	45,900	$7,300

3rd QUARTER:
10850 Via Frontera	I-15 Corridor	Industrial	September	303,000	24,000

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE PROPERTY ACQUISITIONS				348,900	$31,300

LAND ACQUISITIONS:

Property	Location	Type	Month of Acquisition	Acreage	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
Santa Fe Summit - Phase II	56 Corridor	Undeveloped Land	June	11.3	$24,000
3rd QUARTER:
NONE

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE LAND ACQUISITIONS				11.3	$24,000

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

2005 Dispositions

($ in thousands)

DISPOSITIONS:

Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
2501 Pullman/1700 Carnegie	Santa Ana, CA	Office	March	128,266
525 North Brand	Glendale, CA	Office	March	46,043
5115 N. 27th Avenue	Phoenix, AZ	Industrial	March	130,877

Subtotal				305,186	$38,710	(1)
2nd QUARTER:
NONE

3rd QUARTER:
2260 E. El Segundo Blvd.	El Segundo, CA	Industrial	July	113,820	22,500	(2)

4th QUARTER:
2265 E. El Segundo Blvd.	El Segundo, CA	Industrial	November	76,570	9,585

TOTAL YEAR-TO-DATE DISPOSITIONS				495,576	$70,795

(1)	The Company sold three properties through a portfolio transaction in March 2005. The sales price shown on this schedule represents the price received for all three properties.
(2)	As partial consideration for the sale, the Company received an $11.25 million note from the buyer that bears interest at an annual rate of 7.0%, requires monthly principal and interest payments based on a 30-year amortization period, and matures July 31, 2012 with the ability to prepay at any time.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Stabilized Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:

Project	Location	Type	Start Date	Compl. Date	Rentable Square Feet	Total Est. Investment	Total Spent as of 12/31/2005	% Leased
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
NONE

4th QUARTER:
ICC - 15231 Avenue of Science	I-15 Corridor	Office	3Q 2004	4Q 2005	65,867	$13.9	$12.2	100%
ICC - 15253 Avenue of Science	I-15 Corridor	Office	3Q 2004	4Q 2005	37,405	9.3	8.6	100%

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					103,272	$23.2	$20.8	100%

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Start Date	Compl. Date	Rentable Square Feet	Existing Investment (1)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 12/31/2005	% Committed (2)
1st QUARTER:
5717 Pacific Center	Sorrento Mesa	Office to Life Science/Engineering	1Q 2003	1Q 2004	67,995	$8.8	$5.1	$13.9	$12.6	100%

2nd QUARTER:
NONE

3rd QUARTER:
909 N. Sepulveda Blvd	El Segundo	Office	1Q 2003	3Q 2004	241,603	37.8	31.2	69.0	57.7	55%

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE STABILIZED REDEVELOPMENT					309,598	$46.6	$36.3	$82.9	$70.3	65%

(1)	Represents total capitalized costs at the commencement of redevelopment.
(2)	Percentage committed includes executed leases and letters of intent, calculated on a square-foot basis.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

In-Process and Committed Development Projects

($ in millions)

DEVELOPMENT PROJECTS:

Project	Location	Type	Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 12/31/2005	% Leased
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
None

PROJECTS UNDER CONSTRUCTION:
ICC - 15333 Avenue of Science	I-15 Corridor	Office	4Q 2005	4Q 2006	4Q 2006	72,000	$20.3	$6.9	100%
Santa Fe Summit - Phase I (2)	56 Corridor	Office	4Q 2005-1Q 2006	3Q 2007-4Q 2007	3Q 2007-4Q 2007	465,600	146.0	33.2	100%

Subtotal						537,600	166.3	40.1	100%

COMMITTED PROJECTS:
None

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						537,600	$166.3	$40.1	100%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	In the fourth quarter of 2005, Intuit exercised its option to lease the remaining building in this four-building complex. Construction on two of the four buildings commenced in the fourth quarter of 2005. Construction on the remaining two buildings is scheduled to commence in the first quarter of 2006.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 12/31/2005
SAN DIEGO, CALIFORNIA:
Innovation Corporate Center (ICC) - Lot 2	I-15 Corridor	Office	3.0	80,000	$24.9	$3.9
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	4.0	142,726	61.5	8.9
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	10.9	225,000	63.7	16.7
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	30.1	8.6
Santa Fe Summit - Phase II	56 Corridor	Office	11.3	339,500	139.6	25.2
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	3.4	54,000	18.8	4.9
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	4.4	80,000	28.8	8.8
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	3.4	60,000	22.0	6.2
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	4.1	57,000	21.8	7.7

TOTAL FUTURE DEVELOPMENT PIPELINE			49.5	1,133,226	$411.2	$90.9

Recent Acquisition	Location	Type	Total Site Acreage	Range of Estimated Rentable Square Feet	Range of Estimated Total Investment
SAN DIEGO, CALIFORNIA:
10850 Via Frontera (1)	I-15 Corridor	Office	20.0	600,000 - 1,000,000	$150.0 - $375.0

(1)	During the third quarter of 2005, the Company acquired a fully-entitled 20-acre land site, which includes a 303,000 square foot building, located in the San Diego County I-15 Corridor submarket. The Company executed a one-year lease with the seller to continue to occupy 100% of the space through September 2006. The lease also includes a three-month extension option. Following the termination of this lease, the Company expects to redevelop the site in phases. This site includes entitlements to build approximately 1.8 million square feet of office and light industrial space.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Capital Structure

At December 31, 2005

($ in thousands)

	Shares/Units At December 31, 2005	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$473,282	15.4%
Unsecured Senior Notes		144,000	4.7%
Unsecured Line of Credit		225,000	7.3%

Total Debt		$842,282	27.4%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (1)	1,500,000	$75,000	2.5%
7.800% Series E Cumulative Redeemable Preferred Stock (2)	1,610,000	40,250	1.3%
7.500% Series F Cumulative Redeemable Preferred Stock (2)	3,450,000	86,250	2.8%
Common Units Outstanding (3)	3,669,515	227,143	7.4%
Common Shares Outstanding (3)	28,970,703	1,793,287	58.6%

Total Equity		$2,221,929	72.6%

TOTAL MARKET CAPITALIZATION		$3,064,211	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Value based on $25.00 per share liquidation preference.
(3)	Value based on closing share price of $61.90 at December 31, 2005.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Debt Analysis

At December 31, 2005

($ in thousands)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	56.2%	5.9%	4.7
Unsecured Debt	43.8%	5.5%	3.8

Floating vs. Fixed Rate Debt:
Fixed Rate Debt (1)	71.3%	5.8%	5.2
Floating Rate Debt	28.7%	5.4%	2.1

Total Debt		5.7%	4.3

Total Debt Including Loan Fees		6.0%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$ 425,000	$225,000	October 2007

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$ 2.1	$8.9

(1)	Includes the impact of the interest-rate swap agreements listed on page 27.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Debt Analysis

At December 31, 2005

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/ Fixed Rate	Effective Rate	Maturity Date		2006	2007	2008	2009	2010	After 2010	Total
Unsecured Debt:
Floating	5.47%	10/22/2007	(1)		$225,000					$225,000
Fixed	5.72%	8/4/2010						$61,000		61,000
Fixed	6.45%	8/4/2014							$83,000	83,000

					225,000			61,000	83,000	369,000

Secured Debt:
Floating	5.27%	7/1/2008	(2)			35,500				35,500
Floating	5.47%	1/1/2009					31,000			31,000
Fixed	6.51%	8/12/2007		248	17,049					17,297
Fixed	7.21%	8/12/2007		178	4,325					4,503
Fixed	3.80%	8/1/2008		1,588	1,650	73,401				76,639
Fixed	7.20%	4/1/2009		2,256	2,423	2,604	75,475			82,758
Fixed	6.70%	12/27/2011		1,112	1,189	1,271	1,359	1,453	69,980	76,364
Fixed	5.57%	8/1/2012		1,160	1,226	1,297	1,370	1,449	73,048	79,550
Fixed	4.95%	8/1/2012		536	563	592	622	653	30,441	33,407
Fixed	8.21%	9/1/2007		807	647					1,454
Fixed	8.43%	4/1/2008		1,112	1,211	370				2,693
Fixed	8.13%	11/1/2014		489	530	575	623	675	6,114	9,006
Fixed	7.15%	5/1/2017		1,359	1,459	1,567	1,683	1,807	15,236	23,111

	5.81%			10,845	32,272	117,177	112,132	6,037	194,819	473,282

Effect of SWAPS	(0.08)%

Total	5.73%			$10,845	$257,272	$117,177	$112,132	$67,037	$277,819	$842,282

DERIVATIVE INSTRUMENTS

Notional Amount	Instrument	Rate	Expiration Date
$25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$50,000

(1)	The maturity date does not reflect the one-year extension option.
(2)	The maturity date does not reflect the two one-year extension options.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on January 30, 2006, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, the loss on derivative instruments, the original issuance costs of redeemed preferred units, and the impairment loss on property held for sale, and then subtracting tenant improvements, leasing commissions and recurring capital expenditures, the gain on derivative instruments, and eliminating the net effect of straight-line rents, revenue recorded for reimbursement of tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

(unaudited, $ in thousands)

	Three Months Ended December 31,
	2005	2004
Same Store Cash Net Operating Income	$40,908	$37,440
Adjustment:
GAAP Straight Line Rental Income	744	2,375

Same Store GAAP Net Operating Income (1)	41,652	39,815
Adjustment:
Non-Same Store GAAP Net Operating Income	6,162	4,196

Net Operating Income, as defined (1)	47,814	44,011

Adjustments:
Net Operating Income, as defined, from discontinued operations	(75)	(828)
Other Expenses:
General and administrative expenses	(25,242)	(11,679)
Interest expense	(10,452)	(8,975)
Depreciation and amortization	(17,739)	(15,137)
Other Income and Expense:
Interest and other income	270	59
Net settlement receipts (payments) on interest rate swaps	221	(503)
(Loss) gain on derivative instruments	(101)	956

(Loss) Income from Continuing Operations	(5,304)	7,904

Minority interests	(346)	(3,781)
Income from discontinued operations	6,404	401
Preferred dividends	(2,402)	(1,198)

Net (Loss) Income Available for Common Shareholders	$(1,648)	$3,326

(1)	Please refer to page 28 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Reconciliation of EBITDA to Net Income

(unaudited, $ in thousands)

	Three Months Ended December 31,
	2005	2004
Net Income Available for Common Shareholders	$(1,648)	$3,326

Preferred dividends	2,402	1,198

Adjustments for Continuing Operations:
Interest expense	10,452	8,975
Depreciation and amortization	17,739	15,137
Distributions on Cumulative Redeemable Preferred units	1,397	2,183
Minority interest in (loss) earnings of Operating Partnership	(1,051)	398

Adjustments for Discontinued Operations:
Interest expense	—	—
Depreciation and amortization	9	379
Net gain on disposition of discontinued operations	(7,155)	—
Minority interest in earnings of Operating Partnership	817	48

EBITDA Before Minority Interests (1)	$22,962	$31,644

(1)	Please refer to page 29 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Fourth Quarter 2005 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Funds Available for Distribution (1)	$(629)	$6,474	$35,013	$54,809

Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	6,146	10,751	18,330	24,439
Depreciation for furniture, fixtures and equipment	205	220	784	901
Accrued preferred dividends	2,402	1,198	9,608	3,553
Distributions on Cumulative Redeemable Preferred units	1,397	2,183	5,588	9,579
Provision for uncollectible tenant receivables	(1,634)	454	(1,967)	(153)
Reversal of specific provision for bad debts	1,349	—	1,349	—
Net settlement (receipts) payments on interest rate swaps	(221)	503	(364)	2,893
Changes in assets and liabilities (2)	17,761	6,014	48,060	24,492

GAAP Net Cash Provided by Operating Activities	$26,776	$27,797	$116,401	$120,513

(1)	Please refer to page 29 for a Management Statement on Funds Available for Distribution.
(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits, and deferred revenue; and other.